REDEEMABLE NONCONTROLLING INTEREST (Tables)	12 Months Ended
Dec. 31, 2024
REDEEMABLE NONCONTROLLING INTEREST
Schedule of changes in redeemable noncontrolling interest

	Year Ended December 31,
(In thousands)	2024	2023	2022
Balance at beginning of year	$—	$22,358	$23,457
Share of CASI Wuxi net loss	—	(2,602)	(8,740)
Accretion of redeemable noncontrolling interest	—	3,281	9,497
Foreign currency translation adjustment	—	(621)	(1,856)
Redemption of Wuxi NCI	—	(22,416)	—
Balance at end of year	$—	$—	$22,358